UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2006

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2006, the Board of Directors of DaVita Inc. (the “Company”) approved a new form of Indemnity Agreement (the “Indemnity Agreement”), and the Company entered into the Indemnity Agreement, effective as of December 14, 2006, with each of its directors and certain executive officers. The Indemnity Agreement provides that the Company shall indemnify the indemnitee if the indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by reason of the fact that the indemnitee is or was an agent of the Company, or by reason of any act or inaction by indemnitee in any such capacity, against any and all expenses and liabilities, actually and reasonably incurred by indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding, but only if the indemnitee acted in good faith and in a manner indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe indemnitee’s conduct was unlawful. In any proceeding by or in the name of the Company to procure a judgment in its favor, subject to certain exceptions, the Company will not be obligated to indemnify the indemnitee if the indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of the indemnitee’s duty to the Company. In addition, to the fullest extent permitted by applicable law and to the extent that the indemnitee is, by reason of indemnitee’s status as an agent, a witness in any proceeding to which the indemnitee is not a party, indemnitee shall be indemnified against all expenses actually and reasonably incurred by indemnitee or on indemnitee’s behalf in connection therewith.

The indemnitee shall be presumed to have acted in good faith and in a manner the indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe indemnitee’s conduct was unlawful, unless a determination is made pursuant to the procedures set forth in the Indemnity Agreement that the indemnitee has not acted in accordance with such standards. For purposes of any determination of good faith, the indemnitee shall be deemed to have acted in good faith if the indemnitee’s action is based on the records or books of account of the Company or a subsidiary, including financial statements, or on information supplied to the indemnitee by the officers of the Company or a subsidiary in the course of their duties, or on the advice of legal counsel for the Company or a subsidiary or on information or records given or reports made to the Company or a subsidiary by an independent certified public accountant or by an appraiser or other expert selected with the reasonable care by the Company or a subsidiary.

The Company shall advance, to the fullest extent not prohibited by law, all expenses incurred by the indemnitee in connection with any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the indemnitee is or was an agent of the Company. The Company shall not be obligated to indemnify the indemnitee for expenses, judgments, fines or penalties which have been paid directly to the indemnitee by directors’ and officers’ liability insurance.

If the Company shall be obligated to pay the expenses of any proceeding against the indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the indemnitee, upon the delivery to the indemnitee of written notice of its election to do so. After such an election by the Company, approval of such counsel by the indemnitee and the retention of such counsel by the Company, the Company shall not be liable for any fees of counsel subsequently incurred by the indemnitee with respect to the same proceeding. However, the indemnitee shall have the right to employ counsel in such proceeding at the indemnitee’s expense, and, under certain circumstances set forth in the Indemnity Agreement, the fees and expenses of indemnitee’s counsel shall be payable by the Company.

The Indemnity Agreement provides that the determination of an indemnitee’s entitlement to indemnification (the “Determination”) is based upon whether a Change of Control (as defined in the Indemnity Agreement) has or has not occurred. If a Change of Control has occurred, Independent Counsel (as defined in the Indemnity Agreement) will make such Determination in a written opinion to the Board of Directors of the Company (the “Board”). If a Change of Control has not occurred, such Determination will be made (i) by a majority vote of the directors of the Company who are not and were not a party to the proceeding in respect of which indemnification is sought by the indemnitee (the “Disinterested Directors”), even though less than a quorum of the Board, (ii) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, (iii) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board or (iv) if so directed by the Board, by the stockholders of the Company. Subject to certain exceptions, if the persons making the Determination have not made such Determination within 60 days after receipt by the Company of the indemnitee’s request, the requisite Determination will, to the fullest extent not prohibited by law, be deemed to have been made and the indemnitee will be entitled to indemnification, absent (i) a misstatement by the indemnitee of a material fact, or an omission of a material fact necessary to make the indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

The Company will not be obligated to indemnify the indemnitee on account of any proceeding relating to (i) remuneration paid to the indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law; (ii) which final judgment is rendered against the indemnitee for an accounting of profits made from the purchase or sale by the indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute; (iii) any reimbursement of the Company by the indemnitee of any bonuses or other incentive-based or equity-based compensation, and the reimbursement of the Company of profits realized from the sale of securities of the Company by indemnitee, to the extent that such reimbursements directly arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”); (iv) the payment to the Company of profits arising from the purchase and sale by indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act; or (v) which (but only to the extent that) it is determined by final judgment or other final adjudication that the indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest. In addition, the Company will not be obligated to indemnify the indemnitee for any amounts paid in settlement of a proceeding effected without the Company’s written consent. The Company also will not be obligated to indemnify the indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”) in any registration statement filed with the SEC under the Act.

If indemnification is unavailable to the indemnitee for any reason, the Indemnity Agreement provides that, to the fullest extent permissible under applicable law, the Company will contribute to the amount incurred by the indemnitee in connection with any claim relating to an indemnifiable event in such proportion as is deemed fair and reasonable in light of all of the circumstances of such proceeding to reflect (i) the relative benefits received by the Company and the indemnitee as a result of such event, and/or (ii) the relative fault of the Company and the indemnitee in connection with such event.

No amendment, alteration or repeal of the Indemnity Agreement or of any provision thereof will limit or restrict any right of the indemnitee under the Indemnity Agreement in respect of any action taken or omitted by such indemnitee in indemnitee’s status as an agent prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s bylaws and the Indemnity Agreement, the indemnitee will receive under the Indemnity Agreement the greater benefits so afforded by such change.

The amended Indemnity Agreement will terminate upon the later of (i) 10 years after the date that the indemnitee ceases to serve as a director or officer of the Company or, at the request of the Company, as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; or (ii) one year after the final termination of any proceeding then pending in respect of which the indemnitee is granted rights of indemnification or advancement of expenses and of any proceeding commenced by the indemnitee relating thereto.

Under certain circumstances, the indemnitee will be entitled to an adjudication by a court of indemnitee’s entitlement to indemnification or advancement of expenses. Alternatively, under the Indemnity Agreement, the indemnitee, at indemnitee’s option, may seek an award in arbitration.

The foregoing description of the form of Indemnity Agreement is qualified in its entirety by reference to the form of Indemnity Agreement which is attached hereto as Exhibit 10.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2006, Richard B. Fontaine, a director of the Company, informed the Company that he will be retiring at the end of his term and therefore will not stand for re-election to the Company’s Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006, the Board approved the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective as of December 14, 2006, which change the voting standard for uncontested elections of directors from a plurality to a majority of votes cast. A majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the number of votes cast with respect to that director’s election. Votes cast will include votes to withhold authority and exclude abstentions with respect to that director’s election. However, in contested director elections where the number of nominees for director exceeds the number of directors to be elected, the vote standard will continue to be a plurality, whereby stockholders will be permitted to withhold votes but not vote against a nominee for director.

If a nominee for director who was in office prior to the applicable election is not elected and no successor has been elected, the director shall promptly tender his or her offer of resignation to the Board. The Nominating and Governance Committee (the “Committee”) shall make a recommendation to the Board as to whether to accept or reject the tendered offer of resignation, or whether other action should be taken. The Board shall act on the tendered offers of resignation, taking into account the Committee’s recommendation, and shall publicly disclose its decision and the rationale behind such decision within 90 days from the date of the certification of the election results.

In the event the Board does not accept an offer of resignation from any director who was in office prior to the applicable election, such director shall continue to serve until the next annual meeting or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. If the Board accepts a director’s offer of resignation or if a nominee for director who was not already serving on the Board is not elected, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws which are attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws for DaVita Inc., dated as of December 14, 2006.

10.1	Form of Indemnity Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: December 20, 2006	By:	/S/ JOSEPH SCHOHL
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws for DaVita Inc., dated as of December 14, 2006.

10.1	Form of Indemnity Agreement.